PARAMOUNT COMMUNICATIONS INC.

                        Power of Attorney

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of PARAMOUNT COMMUNICATIONS INC. ("Paramount") (the "Company"), hereby constitutes and appoints Philippe P. Dauman, Michael D. Fricklas and Earl H. Doppelt, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-3, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering the offering and issuance of up to $3 billion principal amount of (i) debt securities of Viacom Inc., including related guarantees of Viacom International and Paramount, (ii) preferred stock of Viacom Inc. and (iii) preferred stock of one or more wholly owned subsidiaries of Viacom International yet to be formed, including related guarantees of Viacom Inc. and (2) any registration statements, reports and applications relating to such securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name this 22nd day of April, 1994.



                                     /s/ James A. Pattison
                                  ----------------------------
                                        James A. Pattison

                  PARAMOUNT COMMUNICATIONS INC.

                        Power of Attorney

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of PARAMOUNT COMMUNICATIONS INC. ("Paramount") (the "Company"), hereby constitutes and appoints Philippe P. Dauman, Michael D. Fricklas and Earl H. Doppelt, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-3, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering the offering and issuance of up to $3 billion principal amount of (i) debt securities of Viacom Inc., including related guarantees of Viacom International and Paramount, (ii) preferred stock of Viacom Inc. and (iii) preferred stock of one or more wholly owned subsidiaries of Viacom International yet to be formed, including related guarantees of Viacom Inc. and (2) any registration statements, reports and applications relating to such securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name this 22nd day of April, 1994.



                                     /s/ Irving R. Fischer
                                  ----------------------------
                                        Irving R. Fischer

                  PARAMOUNT COMMUNICATIONS INC.

                        Power of Attorney

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of PARAMOUNT COMMUNICATIONS INC. ("Paramount") (the "Company"), hereby constitutes and appoints Philippe P. Dauman, Michael D. Fricklas and Earl H. Doppelt, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-3, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering the offering and issuance of up to $3 billion principal amount of (i) debt securities of Viacom Inc., including related guarantees of Viacom International and Paramount, (ii) preferred stock of Viacom Inc. and (iii) preferred stock of one or more wholly owned subsidiaries of Viacom International yet to be formed, including related guarantees of Viacom Inc. and (2) any registration statements, reports and applications relating to such securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name this 22nd day of April, 1994.



                                     /s/ Martin S. Davis
                                  ----------------------------
                                        Martin S. Davis

                  PARAMOUNT COMMUNICATIONS INC.

                        Power of Attorney

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of PARAMOUNT COMMUNICATIONS INC. ("Paramount") (the "Company"), hereby constitutes and appoints Philippe P. Dauman, Michael D. Fricklas and Earl H. Doppelt, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-3, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering the offering and issuance of up to $3 billion principal amount of (i) debt securities of Viacom Inc., including related guarantees of Viacom International and Paramount, (ii) preferred stock of Viacom Inc. and (iii) preferred stock of one or more wholly owned subsidiaries of Viacom International yet to be formed, including related guarantees of Viacom Inc. and (2) any registration statements, reports and applications relating to such securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name this 22nd day of April, 1994.



                                     /s/ Ronald L. Nelson
                                  ----------------------------
                                        Ronald L. Nelson

                  PARAMOUNT COMMUNICATIONS INC.

                        Power of Attorney

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of PARAMOUNT COMMUNICATIONS INC. ("Paramount") (the "Company"), hereby constitutes and appoints Philippe P. Dauman, Michael D. Fricklas and Earl H. Doppelt, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-3, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering the offering and issuance of up to $3 billion principal amount of (i) debt securities of Viacom Inc., including related guarantees of Viacom International and Paramount, (ii) preferred stock of Viacom Inc. and (iii) preferred stock of one or more wholly owned subsidiaries of Viacom International yet to be formed, including related guarantees of Viacom Inc. and (2) any registration statements, reports and applications relating to such securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto signed my name this 22nd day of April, 1994.


                                     /s/ Donald Oresman
                                  ----------------------------
                                        Donald Oresman

                           VIACOM INC.
                    VIACOM INTERNATIONAL INC.
                  PARAMOUNT COMMUNICATIONS INC.

                        Power of Attorney

       KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of VIACOM INC., VIACOM INTERNATIONAL INC. ("Viacom International") and PARAMOUNT COMMUNICATIONS INC. ("Paramount") (individually, and collectively, the "Company"), hereby constitutes and appoints Philippe P. Dauman, Michael D. Fricklas and Nancy P. Rosenfeld, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-3, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering the offering and issuance of up to $3 billion principal amount of (i) debt securities of Viacom Inc., including related guarantees of Viacom International and Paramount, (ii) preferred stock of Viacom Inc. and (iii) preferred stock of limited partnerships directly or indirectly controlled by Viacom Inc., including related guarantees of Viacom Inc., and (2) any registration statements, reports and applications relating to such securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, I have hereunto signed my name this 26th day of April, 1994.



                                       /s/ Brent D. Redstone
                                  ----------------------------
                                          Brent D. Redstone

                           VIACOM INC.
                    VIACOM INTERNATIONAL INC.
                  PARAMOUNT COMMUNICATIONS INC.

                        Power of Attorney

       KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of VIACOM INC., VIACOM INTERNATIONAL INC. ("Viacom International") and PARAMOUNT COMMUNICATIONS INC. ("Paramount") (individually, and collectively, the "Company"), hereby constitutes and appoints Philippe P. Dauman, Michael D. Fricklas and Nancy P. Rosenfeld, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-3, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering the offering and issuance of up to $3 billion principal amount of (i) debt securities of Viacom Inc., including related guarantees of Viacom International and Paramount, (ii) preferred stock of Viacom Inc. and (iii) preferred stock of limited partnerships directly or indirectly controlled by Viacom Inc., including related guarantees of Viacom Inc., and (2) any registration statements, reports and applications relating to such securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, I have hereunto signed my name this 26th day of April, 1994.



                                       /s/ Ken Miller
                                  ----------------------------
                                          Ken Miller

                           VIACOM INC.
                    VIACOM INTERNATIONAL INC.
                  PARAMOUNT COMMUNICATIONS INC.

                        Power of Attorney

       KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of VIACOM INC., VIACOM INTERNATIONAL INC. ("Viacom International") and PARAMOUNT COMMUNICATIONS INC. ("Paramount") (individually, and collectively, the "Company"), hereby constitutes and appoints Philippe P. Dauman, Michael D. Fricklas and Nancy P. Rosenfeld, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-3, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering the offering and issuance of up to $3 billion principal amount of (i) debt securities of Viacom Inc., including related guarantees of Viacom International and Paramount, (ii) preferred stock of Viacom Inc. and (iii) preferred stock of limited partnerships directly or indirectly controlled by Viacom Inc., including related guarantees of Viacom Inc., and (2) any registration statements, reports and applications relating to such securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, I have hereunto signed my name this 26th day of April, 1994.



                                       /s/ Sumner M. Redstone
                                    ----------------------------
                                          Sumner M. Redstone

                           VIACOM INC.
                    VIACOM INTERNATIONAL INC.
                  PARAMOUNT COMMUNICATIONS INC.

                        Power of Attorney

       KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of VIACOM INC., VIACOM INTERNATIONAL INC. ("Viacom International") and PARAMOUNT COMMUNICATIONS INC. ("Paramount") (individually, and collectively, the "Company"), hereby constitutes and appoints Philippe P. Dauman, Michael D. Fricklas and Nancy P. Rosenfeld, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-3, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering the offering and issuance of up to $3 billion principal amount of (i) debt securities of Viacom Inc., including related guarantees of Viacom International and Paramount, (ii) preferred stock of Viacom Inc. and (iii) preferred stock of limited partnerships directly or indirectly controlled by Viacom Inc., including related guarantees of Viacom Inc., and (2) any registration statements, reports and applications relating to such securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, I have hereunto signed my name this 26th day of April, 1994.



                                       /s/ George S. Abrams
                                  ----------------------------
                                          George S. Abrams

                           VIACOM INC.
                    VIACOM INTERNATIONAL INC.
                  PARAMOUNT COMMUNICATIONS INC.

                        Power of Attorney

       KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of VIACOM INC., VIACOM INTERNATIONAL INC. ("Viacom International") and PARAMOUNT COMMUNICATIONS INC. ("Paramount") (individually, and collectively, the "Company"), hereby constitutes and appoints Philippe P. Dauman, Michael D. Fricklas and Nancy P. Rosenfeld, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-3, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering the offering and issuance of up to $3 billion principal amount of (i) debt securities of Viacom Inc., including related guarantees of Viacom International and Paramount, (ii) preferred stock of Viacom Inc. and (iii) preferred stock of limited partnerships directly or indirectly controlled by Viacom Inc., including related guarantees of Viacom Inc., and (2) any registration statements, reports and applications relating to such securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, I have hereunto signed my name this 26th day of April, 1994.



                                       /s/ Frank J. Biondi, Jr.
                                     ----------------------------
                                          Frank J. Biondi, Jr.

                           VIACOM INC.
                    VIACOM INTERNATIONAL INC.
                  PARAMOUNT COMMUNICATIONS INC.

                        Power of Attorney

       KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of VIACOM INC., VIACOM INTERNATIONAL INC. ("Viacom International") and PARAMOUNT COMMUNICATIONS INC. ("Paramount") (individually, and collectively, the "Company"), hereby constitutes and appoints Philippe P. Dauman, Michael D. Fricklas and Nancy P. Rosenfeld, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-3, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering the offering and issuance of up to $3 billion principal amount of (i) debt securities of Viacom Inc., including related guarantees of Viacom International and Paramount, (ii) preferred stock of Viacom Inc. and (iii) preferred stock of limited partnerships directly or indirectly controlled by Viacom Inc., including related guarantees of Viacom Inc., and (2) any registration statements, reports and applications relating to such securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, I have hereunto signed my name this 26th day of April, 1994.



                                       /s/ William Schwartz
                                  ----------------------------
                                          William Schwartz

                           VIACOM INC.
                    VIACOM INTERNATIONAL INC.
                  PARAMOUNT COMMUNICATIONS INC.

                        Power of Attorney

       KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of VIACOM INC., VIACOM INTERNATIONAL INC. ("Viacom International") and PARAMOUNT COMMUNICATIONS INC. ("Paramount") (individually, and collectively, the "Company"), hereby constitutes and appoints Philippe P. Dauman, Michael D. Fricklas and Nancy P. Rosenfeld, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-3, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering the offering and issuance of up to $3 billion principal amount of (i) debt securities of Viacom Inc., including related guarantees of Viacom International and Paramount, (ii) preferred stock of Viacom Inc. and (iii) preferred stock of limited partnerships directly or indirectly controlled by Viacom Inc., including related guarantees of Viacom Inc., and (2) any registration statements, reports and applications relating to such securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, I have hereunto signed my name this 26th day of April, 1994.


                                       /s/ William C. Ferguson
                                    ----------------------------
                                          William C. Ferguson

                           VIACOM INC.
                    VIACOM INTERNATIONAL INC.
                  PARAMOUNT COMMUNICATIONS INC.

                        Power of Attorney

       KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of VIACOM INC., VIACOM INTERNATIONAL INC. ("Viacom International") and PARAMOUNT COMMUNICATIONS INC. ("Paramount") (individually, and collectively, the "Company"), hereby constitutes and appoints Philippe P. Dauman, Michael D. Fricklas and Nancy P. Rosenfeld, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-3, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering the offering and issuance of up to $3 billion principal amount of (i) debt securities of Viacom Inc., including related guarantees of Viacom International and Paramount, (ii) preferred stock of Viacom Inc. and (iii) preferred stock of limited partnerships directly or indirectly controlled by Viacom Inc., including related guarantees of Viacom Inc., and (2) any registration statements, reports and applications relating to such securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, I have hereunto signed my name this 26th day of April, 1994.



                                       /s/ Frederic V. Salerno
                                     ----------------------------
                                          Frederic V. Salerno

                           VIACOM INC.
                    VIACOM INTERNATIONAL INC.
                  PARAMOUNT COMMUNICATIONS INC.

                        Power of Attorney

       KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of VIACOM INC., VIACOM INTERNATIONAL INC. ("Viacom International") and PARAMOUNT COMMUNICATIONS INC. ("Paramount") (individually, and collectively, the "Company"), hereby constitutes and appoints Philippe P. Dauman, Michael D. Fricklas and Nancy P. Rosenfeld, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-3, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering the offering and issuance of up to $3 billion principal amount of (i) debt securities of Viacom Inc., including related guarantees of Viacom International and Paramount, (ii) preferred stock of Viacom Inc. and (iii) preferred stock of limited partnerships directly or indirectly controlled by Viacom Inc., including related guarantees of Viacom Inc., and (2) any registration statements, reports and applications relating to such securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, I have hereunto signed my name this 26th day of April, 1994.



                                       /s/ H. Wayne Huizenga
                                    ----------------------------
                                          H. Wayne Huizenga